Exhibit 10.4

AMENDED AND RESTATED

MANAGEMENT EQUITY AGREEMENT

AMONG

ALDABRA ACQUISITIONS CORP.

AND

EACH OF THE PERSONS
LISTED ON THE
SCHEDULE OF EXECUTIVES HERETO

Dated as of December 26, 2006

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER STATE SECURITIES LAWS.  THE SECURITIES ARE BEING SOLD IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS.  THE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY SET FORTH IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

AMENDED AND RESTATED
MANAGEMENT EQUITY AGREEMENT

THIS AMENDED AND RESTATED MANAGEMENT EQUITY AGREEMENT (this “Agreement”) is made as of December 26, 2006, among Aldabra Acquisition Corporation, a Delaware corporation (the “Company”), GLDD Acquisitions Corp., a Delaware corporation (“GLDD”), Great Lakes Dredge & Dock Holdings Corp. and each of the persons identified on the Schedule of Executives attached hereto (each, an “Executive”).

The Company, GLDD, Aldabra Merger Sub, L.L.C., a Delaware limited liability company (“Merger Sub”), the Company Representative (as named therein) and the Buyer Representative (as named therein) are parties to that certain Agreement and Plan of Merger, dated as of June 20, 2006 (as amended, modified, supplemented or waived from time to time, the “Merger Agreement”) pursuant to which GLDD is merging with and into Merger Sub (the “Merger”) and, as a result thereof, each share of capital stock of GLDD owned by an Executive is being converted into shares of Buyer Common Stock in accordance with the Merger Agreement.

Promptly after the Merger, it is contemplated that the Company will merge with and into GLH Merger Sub, L.L.C., with the effect that each share of common stock of Buyer is converted into one share of Holdco Common Stock.

The Company, Holdco and each of the Executives is entering into this Agreement to memorialize the terms upon which the shares of common stock of Buyer and Holdco are to be owned by the Executives and to outline the continuing vesting terms to which each such Executive is subject with respect to the shares of common stock of Buyer and Holdco that are owned by each Executive.  Capitalized terms not otherwise defined herein have the meanings set forth in Section 8 of this Agreement.

The parties hereto agree as follows:

1.     Section 83(b) Election.  Within 30 days after the Merger and Holdco Merger, each Executive shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code with respect to the shares of common stock of Buyer and Holdco issued to such Executive in the Merger and the Holdco Merger, respectively.

2.     Representations and Warranties; Acknowledgments.

(a)   In connection with the acquisition of Executive Stock, each Executive represents and warrants as follows:

(i)            if the shares of Executive Stock are being acquired by an Executive, such Executive (other than Richard Lowry) was born in the United States of America and has at all times during such Executive’s life, been a citizen of the United States of America or is a naturalized citizen of the United States;

(ii)           if the shares of Executive Stock are held in the name of a trust, the trustee and each beneficiary of such trust was born in the United States of America and has at all times during such Executive’s life, been a citizen of the United States of America;

(iii)          such Executive has reviewed, or has had an opportunity to review, the following documents:  (A) the Company’s Certificate of Incorporation and By-laws, and any amendment or restatement thereto; (B) the Company’s public securities law filings, (C) the Proxy Statement and Prospectus sent by the Buyer to its shareholders on December 14, 2006, and (D) the Merger Agreement; and

(iv)          this Agreement constitutes the legal, valid and binding obligation of such Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by such Executive do not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Executive is a party or any judgment, order or decree to which such Executive is subject.

(b)   As an inducement to the Company to issue Executive Stock hereunder to each Executive, and as a condition thereto, each such Executive acknowledges and agrees that:

(i)            neither the issuance of the Executive Stock hereunder to such Executive nor any provision contained herein shall entitle such Executive to remain in the employment of the Company or its Subsidiaries or affect the right of the Company to terminate such Executive’s employment at any time; and

(ii)           the Company shall have no duty or obligation to disclose to such Executive, and such Executive shall have no right to be advised of, any material information regarding the Company and its Subsidiaries at any time prior to, upon or in connection with the repurchase of Unvested Shares upon the termination of such Executive’s employment with the Company and its Subsidiaries, the transfer of Executive Stock pursuant to this Agreement, or as otherwise provided hereunder.

3.     Vesting of Executive Stock.

(a)   Except as otherwise provided in this Section 3, 60% of each Executive’s Executive Stock shall not be subject to vesting (the “Vested Shares”) and 40% of each Executive’s Executive Stock (the “Vesting Shares”) shall become vested in accordance with the following schedule, if as of each such date such Executive is and has continued to be employed by the Company or any of its Subsidiaries:

Vesting Date	Cumulative Percentage of Vesting Shares Vested

December 22, 2007	50%

December 22, 2008	100%

(b)   Vesting Shares which have become vested are thereafter referred to herein as “Vested Shares,” and all other Vesting Shares are referred to herein as “Unvested Shares.”  If any Executive ceases to be employed by the Company or its Subsidiaries on any date other than any Vesting Date set forth above prior to December 22, 2008, the cumulative percentage of such Executive’s Vesting Shares to become vested shall be determined on a pro rata basis according to the number of days elapsed since the immediately preceding Vesting Date (or, in the event of a termination before December 22, 2007, since December 22, 2006).  In no event shall any Vesting Shares vest after the date that an Executive ceases to be employed by the Company or any of its Subsidiaries.

(c)   Upon the occurrence of a Sale of the Company, all Vesting Shares which have not yet become vested shall become vested at the time of such event; provided that in the event of a Sale of the Company, as a condition to each Executive’s Unvested Shares becoming vested upon such event, such Executive shall, if requested by the purchaser of the Company and for no additional consideration therefor, agree to continued employment for up to 12 months following such Sale of the Company so long as such Executive’s compensation package and job description immediately following such Sale of the Company is reasonably similar with respect to remuneration, scope of duties, responsibility and job location to such Executive’s compensation package and job description immediately prior to such event.

4.     Repurchase Option.

(a)   In the event any Executive ceases to be employed by the Company or its Subsidiaries for any reason (such Executive’s “Termination”), all of such Executive’s Unvested Shares (whether held by such Executive or one or more of such Executive’s transferees) shall be subject to repurchase by the Company pursuant to the terms and conditions set forth in this Section 4 (the “Repurchase Option”).

(b)   In the case of any Termination without Cause, or by reason of Executive’s death, disability (as determined by the Board) or normal retirement at age 65 or more under the Company’s normal retirement policies, the purchase price for each Unvested Share shall be the lower of such Executive’s Original Cost for such share and the Fair Market Value of such share.  In the event of an Executive’s termination for any other reason (including, without limitation, voluntary termination by Executive or termination by the Company for Cause), the purchase price for each Unvested Share shall be the lower of (i) the Fair Market Value of such share and (ii) the Original Cost for such share.  In no event shall the Company have the right to repurchase any Vested Share.

(c)   The Company may elect to purchase all or any portion of an Executive’s Unvested Shares by delivering written notice (the “Repurchase Notice”) to the holder or holders of such Executive’s Unvested Shares within 180 days after such Executive’s effective date of Termination (the “Termination Date”).  The Repurchase Notice shall set forth the number of Unvested Shares to be acquired from each holder of such Executive’s Unvested Shares, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.  The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the Unvested Shares held by such Executive at the time of delivery of the Repurchase Notice.  If the number of Unvested Shares then held by such Executive is less than the total number of Unvested Shares the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of such Executive’s Unvested Shares under this Agreement, pro rata according to the number of shares of such Executive’s Unvested Shares held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as close as practicable to the nearest whole shares).  The number of Unvested Shares to be repurchased hereunder shall be allocated among such Executive and the other holders of such Executive’s Unvested Shares (if any) as the Company may elect.

(d)   The closing of the purchase and sale of the Unvested Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice (as the case may be), which date shall not be more than 60 days nor less than five days after the delivery of the later of either such notice to be delivered.  The Company shall pay for the Unvested Shares to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares.  In addition, the Company may pay the purchase price for such shares by offsetting any bona fide debts owed by such Executive to the Company or guaranteed by the Company on behalf of such Executive and any payments received by such Executive hereunder shall be applied first to repayment of any obligations of such Executive (or his or her affiliates or family members) to the Company or for which the Company may be responsible.  The purchasers of Unvested Shares hereunder shall be entitled to receive customary representations and warranties from the sellers regarding such sale of shares (including representations and warranties regarding good title to such shares free and clear of any liens or encumbrances) and to require all sellers’ signatures be guaranteed by a national bank or reputable securities broker.

(e)   Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Unvested Shares by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company’s and its Subsidiaries’ debt and equity financing agreements.  If any such restrictions prohibit the repurchase of Unvested Shares hereunder which the Company is otherwise entitled or required to make, the time periods provided in this Section 4 shall be suspended, and the Company may make such repurchases as soon as it is permitted to do so.

(f)    If the Company exercises purchase or repurchase rights under this Section 4 with respect to any or all of the Unvested Shares of any Executive whose employment with the Company was terminated by the Company without Cause (the “Called Shares”), and if within six months after the closing pursuant to such exercise of such purchase or repurchase rights by the Company or its designee:

(i)            the Company is merged into, consolidated with or otherwise combined with or acquired by another Person, or there is a liquidation of the Company, or there is a Public Offering (a “Subsequent Offering”) of Common Stock pursuant to an effective registration statement under the Securities Act in which other Executives participate as selling Executives (other than (1) a registration statement on Form S-8 or any successor forms or any other registration statement relating to a special offering to the Company’s employees or (2) a registration statement relating to a Unit Offering); and

(ii)           the per share consideration received by the Executives of the Company in such transaction, or the per share net proceeds received for the Company’s Common Stock in the Subsequent Offering, as the case may be (in each case after being adjusted downward to reflect what the per share consideration or per share net offering proceeds, as the case may be, would have been had the Common Stock of such terminated Executive purchased by the Company or its designee pursuant to the Repurchase Option been outstanding on the date of the closing of such transaction or Subsequent Offering), exceeds the Fair Market Value used in calculating the purchase price pursuant to Section 4(b) hereof, then such Executive shall be entitled to receive from the Company an amount per Called Share equal to such excess multiplied by the applicable FMV Price Percentage within 30 days after the closing of any such transaction or Subsequent Offering. “FMV Price Percentage” means 20% multiplied by the number of full years elapsed between the Effective Time of the Merger and the Termination Date for such Executive.

(g)   Any rights or obligations of the Company pursuant to this Section 4 may be exercised by the Company or any of its Subsidiaries.

5.     Restrictions on Transfer.

(a)   Transfer of Executive Stock.  Without limiting any restrictions on Transfer to which such Executive may be subject pursuant to any other agreement to which such Executive is party or pursuant to applicable law or any Company policy, no Executive shall, without the prior written consent of the Company, sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a “Transfer”) any interest in any shares of Unvested Shares, except pursuant to the provisions of Section 4 hereof, this Section 5 or in connection with a Sale of the Company.  No Executive shall Transfer any Vested Shares in violation of applicable law, any Company policy or any other agreement to which such Executive is party.

(b)   Certain Permitted Transfers.  The restrictions contained in this Section 5 shall not apply with respect to transfers of shares of Executive Stock (i) pursuant to applicable laws of descent and distribution or (ii) among an Executive’s family group; provided that such restrictions shall continue to be applicable to shares of such Executive Stock after any such transfer and the transferees of such Executive Stock shall have agreed in writing to be bound by the provisions of this Agreement.  An Executive’s “family group” means such Executive’s spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such Executive and/or such Executive’s spouse and/or descendants.

(c)   No Termination of Restrictions.  The restrictions on Transfer of shares of Executive Stock set forth in this Section 5 shall continue with respect to each share of Executive Stock following any Transfer thereof.

6.     Additional Restrictions on Transfer.

(a)   The certificates representing Executive Stock shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A MANAGEMENT EQUITY AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS EMPLOYEES DATED AS OF DECEMBER 26, 2006, AS AMENDED AND MODIFIED FROM TIME TO TIME.  A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

(b)   The certificates representing Unvested Shares to be purchased by any Executive shall bear the following additional legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT FOR A PERIOD OF TIME TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO “UNVESTED SHARES” AS DESCRIBED IN THE MANAGEMENT EQUITY AGREEMENT BETWEEN THE COMPANY AND CERTAIN OF ITS EMPLOYEES DATED AS OF DECEMBER 26, 2006, AS AMENDED AND MODIFIED FROM TIME TO TIME.  A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

(c)   No holder of Executive Stock may Transfer any Executive Stock (except pursuant to an effective registration statement under the 1933 Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the 1933 Act and applicable state securities laws is required in connection with such transfer.

7.     Covenant Not To Compete.

(a)   In consideration of the opportunity to participate in the equity offering of GLDD Acquisitions Corp. in December 2003 and the receipt of the Executive Stock in the Merger, each Executive covenants and agrees that, for one (1) year after termination of such Executive’s employment with the Company or any of its Subsidiaries, neither Executive nor any of his or her Affiliates shall engage, directly or indirectly, in lines of business similar to the business of the Company or any of its Subsidiaries anywhere in the world. Each Executive and the Company agrees that the foregoing covenant is intended to prohibit each Executive from engaging in such activities, as the case may be, as owner, creditor (except as a trade creditor in the ordinary course of business), partner, Executive, lender, consultant, officer, director, manager, employee, contractor or agent for any person, firm or corporation (except (i) with respect to the Company or (ii) as a holder of equity or debt securities in a corporation which has a class of securities that is publicly traded on a stock exchange or the recognized over-the-counter market, and then only to the extent of owning not more than two percent (2%) of the issued and outstanding debt or equity securities of such corporation).

(b)   Each Executive acknowledges and agrees that the remedy at law for any breach, or threatened breach, of any of the provisions of this Section 7 will be inadequate and, accordingly, each Executive covenants and agrees that the Company shall, in addition to any other rights and remedies which the Company may have, be entitled to equitable relief, including injunctive relief, and to the remedy of specific performance with respect to any breach or threatened breach of such covenant, as may be available from any court of competent jurisdiction. Such right to obtain equitable relief may be exercised, at the option of the Company, concurrently with, prior to, after, or in lieu of, the exercise of any other rights or remedies which the Company may have as a result of any such breach or threatened breach. In the event that the provisions of this Section 7 shall be determined by a court of competent jurisdiction to be unenforceable under applicable law as to that jurisdiction (the parties agreeing that such decision shall not be binding, res judicata or collateral estoppel in any other jurisdiction) for any reason whatsoever, then any such provision or provisions shall not be deemed void, but the parties hereto agree that said limits may be modified by the court and that said covenant contained in this Section 7 shall be amended in accordance with said modifications, it being specifically agreed by each Executive and the Company that it is their continuing desire that this covenant be enforced to the full extent of its terms and conditions or if a court finds the scope of the covenant unenforceable, the court should redefine the covenant so as to comply with applicable law.

8.     Definitions.

(a)   “1933 Act” means the Securities Act of 1933, as amended from time to time.

(b)   “Additional Per Share Merger Consideration” shall have the meaning given to such term in the Merger Agreement.

(c)   “Affiliate” has the meaning set forth in Rule 12b-2 of the Rules promulgated under the Exchange Act.

(d)   “Board” shall mean the Board of Directors of the Company.

(e)   “Cause” shall mean the Executive’s (i) act or acts of dishonesty, moral turpitude or criminality, (ii) continued failure to perform such Executive’s duties as an employee, as reasonably determined by the Board of Directors of the Company acting in good faith, after reasonable notice of such failure is given to such employee by the Board of Directors of the Company, for a period of 30 days after such notice and opportunity to cure such failure, or

(iii) willful or deliberate violations of such Executive’s obligations to the Company that result in injury to the Company.

(f)    “Code” shall mean the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as it may be amended from time to time.

(g)   “Common Stock” means (i) from and after the Effective Time until the Holdco Merger Effective Time, Company Common Stock and (ii) from and after the Holdco Merger Effective Time, Holdco Common Stock.

(h)   “Company Common Stock” means Common Stock, par value $0.0001 per share, of the Company.

(i)    “Effective Time” has the meaning set forth in the Merger Agreement.

(j)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)   “Executive” shall have the meaning given to such term in the preamble hereto and, to the extent that determined in accordance with such preamble, an “Executive” is a trust, limited partnership or limited liability company, “Executive” shall include the individual employee on behalf of whom or at the direction of whom such trust, limited partnership or limited liability company received or receives Common Stock.

(l)    “Executive Stock” shall mean all shares of Common Stock issued pursuant to the Merger Agreement or acquired hereafter by any Executive.  Executive Stock shall continue to be Executive Stock in the hands of any holder other than an Executive (except for the Company and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock shall succeed to all rights and be subject to all and obligations attributable to an Executive as a holder of Executive Stock hereunder.  Executive Stock shall also include shares of the Company’s capital stock and other securities issued with respect to Executive Stock by way of a stock split or stock dividend or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

(m)  “Fair Market Value” of each share of Executive Stock means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day.  If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Stock as of the date of Termination determined in good faith by the Board (without taking into account the effect of any contemporaneous repurchase of Unvested Shares under Section 4 hereof).

(n)   “GLDD Common Stock” means common stock, par value $0.01 per share, of GLDD issued and outstanding immediately prior to the Merger.

(o)   “Holdco Common Stock” means common stock, par value $0.0001 per share, of Holdco.

(p)   “Holdco Merger Effective Time” means the time that the Holdco Merger becomes effective under the laws of the State of Delaware.

(q)   “Independent Third Party” means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse or descendent (by birth or adoption) of any such 5% owner of the Common Stock.

(r)    “Original Cost” of each share of Common Stock acquired hereunder shall equal the quotient determined by dividing $10 by the number of shares of Company Common Stock issuable in respect of a share of GLDD Common Stock in the Merger (as thereafter proportionately adjusted for all subsequent stock splits, stock dividends, mergers and other recapitalizations affecting the Common Stock).

(s)   “Person” mean any individual, corporation, limited liability company, partnership, firm, association, joint venture, joint stock company, trust or other entity, or any government or regulatory administrative or political subdivision or agency, department or instrumentality thereof.

(t)    “Permitted Transferee” means any holder of Executive Stock who acquired such stock pursuant to a transfer permitted by Section 5(b).

(u)   “Prior Agreement” means that certain Management Equity Agreement, dated as of December 22, 2003, by and among GLDD Acquisitions Corp. and the Executives.

(v)   “Public Offering” means the sale, in an underwritten public offering registered under the 1933 Act, of shares of the Company’s Common Stock.

(w)  “Public Sale” means any sale pursuant to a registered public offering under the 1933 Act or any sale to the public pursuant to Rule 144 (or similar rule then in effect) promulgated under the 1933 Act effected through a broker, dealer or market maker.

(x)    “Sale of the Company” means, after the Effective Time, the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock (or rights to acquire capital stock) of the Company possessing the voting power (or the right to acquire capital stock of the Company possessing the voting power) to elect a majority of the Company’s board of directors (whether by merger, consolidation or sale or transfer of the Company’s capital stock) or (ii) all or substantially all of the Company’s assets determined on a consolidated basis; provided that in no event shall the Merger, the Holdco Merger or any of the other Post-Closing Mergers (as defined in the Merger Agreement) be deemed a Sale of the Company.

(y)   “Securities Act” means the Securities Act of 1933, as amended.

(z)    “Subsidiary” means any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

(aa) “Unit Offering” means an underwritten public offering of a combination of debt securities and Common Stock (or warrants or exchange rights to purchase Common Stock) of the Company in which not more than 15% of the gross proceeds received for the sale of such securities is attributed to Common Stock.

9.     Notices.  Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested), sent by reputable overnight courier service (charges prepaid) or sent by facsimile (hard copy to follow) to the recipient at the address or facsimile number indicated below:

To the Company:

Great Lakes Dredge & Dock Holdings Corp.
2122 York Road
Oak Brook, IL 60523
Fax:  (630) 574-2909
Attention:  Chief Executive Officer

with copies to:

Madison Dearborn Partners, LLC
Three First National Plaza
70 W. Madison, Suite 3800
Chicago, IL 60602
Fax:  (312) 895-1100
Attention:  Thomas S. Souleles

Douglas Grissom

Kirkland & Ellis LLP
200 E. Randolph Dr.
Chicago, IL 60601
Fax:  (312) 861-2200
Attention:  Richard J. Campbell

To Executive:

At the address listed below Executive’s name on the Schedule of Executives attached hereto or such other address or facsimile number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.  Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

10.   General Provisions.

(a)   Transfers in Violation of Agreement.  Any Transfer or attempted Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.  No action, consent, amendment or approval of the Company shall be deemed effective hereunder, and no officer of the Company shall be entitled to act on behalf of the Company with respect to the Company, unless approved by the Board by written consent or at a meeting duly convened.

(b)   Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)   Complete Agreement.  This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d)   Counterparts.  This Agreement may be executed in separate counterparts (including by facsimile or electronic transmission), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

(e)   Successors and Assigns.  Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by each Executive, the Company, and their respective successors and assigns (including subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

(f)    Choice of Law.  The corporate law of the State of Delaware shall govern all questions concerning the relative rights of the Company and its Executives.  All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Illinois.

(g)   Remedies.  Each of the parties to this Agreement (including MDCP) shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(h)   Amendment and Waiver.  The provisions of this Agreement may be amended and waived with respect to any Executive only with the prior written consent of the Company and either (i) such Executive or (ii) the holders of a majority of the shares of Common Stock held by all Executives.

(i)    Business Days.  If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(j)    Rights of the Company.  Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate an Executive’s employment at any time (with or without cause), nor confer upon any Executive any right to continue in the employ of the Company for any period of time or to continue his or her present (or any other) rate of compensation.

(k)   Termination.  Unless otherwise specified herein, the rights and obligations of the parties hereunder shall terminate automatically and without further action on the part of any party hereto upon consummation of a Sale of the Company; provided that no such termination shall impair the rights of any party hereto with respect to any breach of this Agreement arising prior to such termination.

(l)    Prior Agreement.  Notwithstanding anything herein to the contrary, this Agreement shall amend and replace the Prior Agreement immediately upon, but only upon, the Effective Time; provided that (i) unless and until the Effective Time occurs, the Prior Agreement shall remain in full force and effect and (ii) no amendment and restatement of the Prior Agreement shall relieve any party of liability for breach arising prior to such amendment and restatement.  Each party (including the Company) acknowledges and agrees that promptly after the Closing contemplated by the Merger, it is contemplated that the Holdco Merger will occur and that effective as of immediately prior to the consummation of the Holdco Merger, without further action on the part of any party hereto, the Company does hereby assign to Holdco, and Holdco does assume, all rights and obligations of the Company hereunder and from and after the effectiveness of such assignment Holdco shall be “the Company” for all purposes of this

Agreement and all rights and obligations of the parties hereto shall automatically survive the Merger, the Holdco Merger and the Post-Closing Mergers.

(m)  Stock Certificates.  By an Executive’s execution hereof, Executive agrees that the Company may retain for Executive’s benefit, any certificate representing (i) Unvested Shares and (ii) any Executive Stock which may not then be Transferred by Executive as a result of any lock-up or contractual restriction to which such Executive is party or any law or Company policy to which such shares are subject.

(n)   Third-Party Beneficiary.  Each Executive acknowledges and agrees that the representations and warranties of such Executive in Section 2 of this Agreement are being relied upon by Winston & Strawn LLP in connection with an opinion being delivered by Winston & Strawn LLP to GLDD in connection with the Merger and such Executive agrees that Winston & Strawn LLP may rely on such representations and warranties of such Executive in delivering such opinion.

11.   Code Section 280G.  Notwithstanding any provision of this Agreement to the contrary, if all or any portion of the payments or benefits received or realized by any Executive pursuant to this Agreement either alone or together with other payments or benefits which such Executive receives or realizes or is then entitled to receive or realize from the Company or any of its affiliates would constitute an “excess parachute payment” within the meaning of Section 280G of the Code and/or any corresponding and applicable state law provision, such payments or benefits provided to such Executive shall be reduced by reducing the amount of payments or benefits payable to such Executive to the extent necessary so that no portion of such payments or benefits shall be subject to the excise tax imposed by Section 4999 of the Code and any corresponding and/or applicable state law provision; provided that such reduction shall only be made if, by reason of such reduction, such Executive’s net after tax benefit shall exceed the net after tax benefit if such reduction were not made.  For purposes of this paragraph, “net after tax benefit” shall mean the sum of (i) the total amount received or realized by such Executive pursuant to this Agreement that would constitute a “parachute payment” within the meaning of Section 280G of the Code and any corresponding and applicable state law provision, plus (ii) all other payments or benefits which such Executive receives or realizes or is then entitled to receive or realize from the Company and any of its affiliates that would constitute a “parachute payment” within the meaning of Section 280G of the Code and any corresponding and applicable state law provision, less (iii) the amount of federal or state income taxes payable with respect to the payments or benefits described in (i) and (ii) above calculated at the maximum marginal individual income tax rate for each year in which payments or benefits shall be realized by such Executive (based upon the rate in effect for such year as set forth in the Code at the time of the first receipt or realization of the foregoing), less (iv) the amount of excise taxes imposed with respect to the payments or benefits described in (i) and (ii) above by Section 4999 of the Code and any corresponding and applicable state law provision.

*  *  *  *  *

IN WITNESS WHEREOF, this Management Equity Agreement has been executed as of the date first written above,

Aldabra Acquisition Corporation

By:	/s/ Jason Weiss

Its:	CEO

GLDD Acquisitions Corp.

By:	/s/ Deborah A. Wensel

Its:	Chief Financial Officer

Great Lakes Dredge & Dock Holdings Corp.

By:	/s/ Jason Weiss

Its:	CEO

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

MADISON DEARBORN CAPITAL PARTNERS
IV, L.P.

By:	Madison Dearborn Partners IV, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, L.L.C.
Its:	General Partner

By:	/s/ Thomas S. Souleles
	Name:	Thomas S. Souleles
	Title:	Member

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

SPECIAL CO-INVEST I

By:	/s/ William S. Kirsch
Its:

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

RANDOLPH STREET PARTNERS VI

By:	/s/ Jack S. Levin
Its:	Managing Partner

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Katie M. Hayes
Katie M. Hayes

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Ellen Parker Burke
Ellen Parker Burke

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Bradley T.J. Hansen
Bradley T.J. Hansen

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Steven W. Becker
Steven W. Becker

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Robert F. Mackay
Robert F. Mackay

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Patrick C. Hughes
Patrick C. Hughes

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Arthur S. Fletcher
Arthur S. Fletcher

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ John R. Maszczyk
John R. Maszczyk

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Donald J. Luce
Donald J. Luce

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Steven F. O’Hara
Steven F. O’Hara

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ John T. O’Brien
John T. O’Brien

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Michael R. Sayer
Michael R. Sayer

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Douglas B. Mackie
Douglas B. Mackie

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Seann M. Perez
Seann M. Perez

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

Deborah A. Wensel Living Trust,
dated December 7, 2004

		By:	/s/ Deborah A. Wensel
		Its:	Trustee

The undersigned is executing the attached
with the acknowledgement that Section 7
of this Agreement is binding on her as
though she were an Executive party hereto.

By:	/s/ Deborah A. Wensel
Deborah A. Wensel

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Mark R. Thomas
Mark R. Thomas

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ T. Christopher Roberts
T. Christopher Roberts

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ James C. Gillespie 12/15/06
James C. Gillespie

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Sam R. Morrison
Sam R. Morrison

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ William E. Hannum
William E. Hannum

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

Philip D. Mackie 1998 Trust

By:	/s/ William L. Colnon
Its:	Trustee

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

Christopher T. Mackie 1998 Trust

By:	/s/ William L. Colnon
Its:	Trustee

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

Kathleen J. Mackie 1998 Trust

By:	/s/ William L. Colnon
Its:	Trustee

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

Madeline C. Mackie 1998 Trust

By:	/s/ William L. Colnon
Its:	Trustee

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

Natalie A.Mackie 1998 Trust

By:	/s/ William L. Colnon
Its:	Trustee

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ John F. Karas
John F. Karas

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ George T. Strawn
George T. Strawn

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Robert C. Ramsdell
Robert C. Ramsdell

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ William F. Pagendarm
William F. Pagendarm

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ David C. Cizek
David C. Cizek

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Richard M. Lowry
Richard M. Lowry

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Kyle D. Johnson
Kyle D. Johnson

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ William H. Hanson
William H. Hanson

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Steven R. Auernhamer
Steven R. Auernhamer

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Russell F. Zimmerman
Russell F. Zimmerman

[Signature Page to Management Equity Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first written above.

By:	/s/ Michael J. Lueders
Michael J. Lueders

[Signature Page to Management Equity Agreement]